GINTEL FUND

    Supplement dated August 29, 2003 to the prospectus dated April 30, 2003.

      This supplement contains important information and should be read in conjunction with the prospectus of Gintel Fund (the "Fund").

                          Reorganization of Gintel Fund

      At its meeting on August 26, 2003, the Board of Trustees of the Fund approved the merger of the Fund with The Tocqueville Fund ("Tocqueville"), a series of The Tocqueville Trust, in a tax-free reorganization, subject to shareholder approval.

      Specifically, the Board approved a proposal to transfer all of the Fund's assets and liabilities to Tocqueville, in exchange for shares of Tocqueville. If the Fund's shareholders approve the proposal, they will receive shares of Tocqueville, the total value of which is equal to the total value of their shares of the Fund on the date of the merger, after which the Fund will cease operations. Under the terms of the proposal, shareholders of the Fund would become shareholders of Tocqueville. No sales charges or redemption fees would be imposed on the proposed transfer. The Fund expects to obtain an opinion of counsel that the transaction will not result in gain or loss to Fund shareholders for federal income tax purposes.

      On or about October 29, 2003, the Fund expects to convene a special meeting of the Fund's shareholders. The record date for those shareholders entitled to notice of and to vote at the special meeting is expected to be on about September 15, 2003. If the Fund's shareholders approve the proposed merger, the Fund anticipates that the merger will take place soon after that meeting. The Fund's shareholders will be sent more information about the proposed merger in proxy solicitation materials expected to be mailed on or about September 29, 2003.

      Until the merger is completed, shares of the Fund will continue to be sold and reinvestment of dividends and distributions into shares of the Fund will continue, unless the shareholder has elected to receive dividends and distributions in cash. Shares purchased after the record date set for the special meeting of shareholders will not have the right to vote at the special meeting.

      The Fund's shareholders also may continue to redeem their Fund shares, as described in the Prospectus, before the closing of the proposed merger.

      Please insert this Supplement in the front of your Prospectus. If you would like to obtain more information, please call the Fund at (800) 243-5808 or
(203) 622-6400.